TRADE, OTHER RECEIVABLES AND OTHER ASSETS	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
TRADE, OTHER RECEIVABLES AND OTHER ASSETS	TRADE, OTHER RECEIVABLES AND OTHER ASSETS

	US Dollars
Figures in millions	2022	2021	2020

Non-current
Deferred compensation asset	12	25	28
Prepayments	19	14	12
Recoverable tax, rebates, levies and duties (1)	200	198	195
	231	237	235

Current
Trade and loan receivables	20	50	56
Prepayments	58	41	56
Recoverable tax, rebates, levies and duties (1)	148	155	100
Other receivables	11	14	17
	237	260	229

Total trade, other receivables and other assets	468	497	464

There is a concentration of risk in respect of amounts due from Revenue Authorities for recoverable tax, rebates, levies and duties from subsidiaries in the Africa Region segment. These values are summarised as follows:

Recoverable value added tax	231	212	215
Appeal deposits	43	43	34
(1) Includes taxation asset, refer note 29.
20    TRADE, OTHER RECEIVABLES AND OTHER ASSETS (continued)

Geita Gold Mine

Geita Gold Mine (GGM) in Tanzania net indirect tax receivables balance increased by $11m to $153m (2021: $142m; 2020: $139m).

Claims relating to periods from August 2021 totalling $45m were offset against provisional tax payments in 2022. Offset against provisional corporate tax payments amounted to $54m in 2021. No refunds were received in cash or offset against provisional corporate tax payments in 2020. Amounts offset against VAT claims have been certified by an external advisor and verified by the Tanzania Revenue Authority (TRA). The remaining disputed balance relating to the period July 2017 to June 2020 was objected to as GGM believe that the claims have been correctly lodged pursuant to Tanzanian law.

An amendment, effective 20 July 2017, to Tanzania's mining legislation included an amendment to the Value Added Tax Act, 2014 (No. 5) (2015 VAT Act) to the effect that no input tax credit can be claimed for the exportation of “raw minerals”. The Written Laws (Miscellaneous Amendments) (No. 2) Act, 2019, issued during 2019, provides a definition for "raw minerals". However, GGM has received notices from the TRA that they are not eligible for VAT relief from July 2017 onwards on the basis that all production constitutes “raw minerals” for this purpose.

The basis for dispute of the disqualifications is on the interpretation of the legislation. Management's view is the definition of "raw minerals" provided in the Written Laws (Miscellaneous Amendments) (No. 2) Act, 2019 excludes gold doré. Gold bearing ore is mined from the open pit and underground mining operations, where it is further crushed and milled to maximise the gold recovery process, producing gold doré exceeding 80% purity as well as beneficiated products (concentrate). On this basis the mined doré and concentrate do not constitute “raw minerals” and accordingly the VAT claims are valid. Management have obtained legal opinions that support management's view that doré does not constitute a “raw mineral”.

The Finance Act 2020 became effective on 1 July 2020. The Finance Act amended the VAT Act by deleting the disqualification of VAT refunds due to the exportation of “raw minerals”. The deletion is intended to ensure the recovery of VAT refunds from July 2020, although the amendment cannot be applied retrospectively, the change in the VAT Act, together with the Written Laws (Miscellaneous Amendments) (No.2) Act 2019, confirms that doré bars are not “raw minerals” and that VAT refunds from July 2017 onwards are due to GGM. On 30 January 2021, management received a proposal from the TRA to settle VAT objections filed between 2017 and 2020, confirming the TRA's position to disqualify all VAT refunds requested by GGM for the period from July 2017 to June 2020. Management is not in agreement with the proposal and are pursuing legal remedies provided to taxpayers by Tanzanian law, as well as working with the TRA towards an agreement to resolve these matters.

The total VAT claims submitted from July 2017 to June 2020 amount to $155m (net of foreign exchange revaluations). All disqualifications received from the TRA have been objected to by GGM in accordance with the provisions and time frames set out in the Tax Administration Act, 2015 (No.10). Claims of $64m (2021: $50m; 2020 $52m) were submitted to the TRA and the total claims amount to $203m (net of offsets and foreign exchange revaluations). The net indirect tax receivable at 31 December 2022 of $153m, reflects a probability weighted scenario model of the discounting effects applied to the timing of when GGM expects to offset its indirect tax claims against future income taxes of GGM.

Cerro Vanguardia (CVSA)
On 4 September 2018, a decree was published by the Argentinian Government, which reintroduced export duties for products exported from Argentina. The export duty rate was 12% on the freight on board (FOB) value of goods exported, including gold, paid in country. The duty was limited so as not to exceed ARS $4 for each US dollar exported. On 14 December 2019, the Government of Argentina announced that the cap of ARS $4 for each US dollar exported, would be replaced by a flat rate of 12% for 2020. On 2 October 2020, the Government of Argentina extended the export duties until 31 December 2021, at a rate of 8% for gold bullion. On 31 December 2021, the Government of Argentina extended the export duties until 31 December 2023, at a rate of 8% for gold bullion. In terms of the Stability Agreement between CVSA and the Government of Argentina, CVSA has a right of refund or offset of these amounts paid as established by its Stability Agreement, which provides for a 30% taxation cap on annual taxes and duties paid by CVSA. Export duty refunds for the years 2018 to 2022 are outstanding as at 31 December 2022 and their fair value has been estimated using a probability weighted scenario model considering various recovery time frames, estimated Argentina Peso to USD exchange rates and discounting using a country risk adjusted rate. As a result of the taxation cap, net export duty receivables amount to $9m (2021: $19m; 2020 $23m), and reflects the discounting effects applied to when CVSA expects refund of these receivables.